UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-42460	99-3527155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 339-222-6714

1659 Chinaberry Ct.

Naples, FL 34105

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2025, Rain Enhancement Technologies Holdco, Inc. (the “Company”), Rain Enhancement Technologies, Inc. (“RET”), and Christopher Riley entered into a letter agreement whereby Mr. Riley resigned as Co-Chief Executive Officer of the Company and RET effective as of January 30, 2025 (the “Termination Letter”). Pursuant to the Termination Letter, in lieu of all other compensation and payments of any kind due and payable to Mr. Riley, Mr. Riley will be paid for services rendered in an amount of $124,500, payable in 18 monthly installments beginning in February 2025. Additionally, conditioned on approval by the Compensation Committee of the Company’s board of directors, the Termination Letter provides that Mr. Riley will be granted 10,000 shares of Class A Common Stock of the Company vesting one year from the date of grant. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Riley’s decision to resign as Chief Executive Officer was not the result of any disagreement with the Company or its board of directors, including any matters relating to the Company’s operations, polices, accounting practices or financial reporting. Mr. Riley will remain as a member of the Company’s board of directors.

As previously disclosed, the Company appointed Randall Seidl to serve as Co-Chief Executive Officer effective as of January 2, 2025. Following the resignation of Mr. Riley, Mr. Seidl is the Company’s sole Chief Executive Officer.

On January 31, 2025, J. Eric Smith, a member of the Company’s board of directors, notified the Company that he was resigning from his role as a director of the Company. Mr. Smith’s resignation was not the result of any disagreement with the Company or its board of directors, including any matters relating to the Company’s operations, polices, accounting practices or financial reporting.

Item 7.01. Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release relating to the appointment of Randall Seidl, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the recently-completed business combination between RET Holdco, RET, and Coliseum Acquisition Corp. (the “Business Combination”) and the projected future financial performance of RET; (3) changes in the market for RET’s services and technology, expansion plans and opportunities; (4) the projected technological developments of RET; (5) current and future potential commercial and customer relationships; (6) the ability to operate efficiently at scale; (7) anticipated investments in capital resources and research and development, and the effect of these investments; (8) the ability of RET Holdco to issue equity or equity-linked securities in the future; and (9) the ability to maintain the listing of RET Holdco’s Class A common stock and warrants on Nasdaq following the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and the exhibits hereto, and on the current expectations of RET’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RET and RET Holdco. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Registration Statement on Form S-4, filed with the SEC on November 25, 2024, as amended from time to time, and the other documents that RET Holdco has filed, or will file, with the SEC relating to the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that RET and RET Holdco do not presently know or that RET and RET Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect RET and RET Holdco’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K and the exhibits hereto. RET and RET Holdco anticipate that subsequent events and developments will cause RET and RET Holdco’s assessments to change. However, while RET and RET Holdco may elect to update these forward-looking statements at some point in the future, RET and RET Holdco specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing RET and RET Holdco’s assessments as of any date subsequent to the date of this Current Report on Form 8-K and the exhibits hereto. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Termination Letter dated January 29, 2025, between the Company, RET and Christopher Riley
99.1	Press Release dated February 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2025	RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Interim Chief Financial Officer

3